                                                                    EXHIBIT 10.4


                              EMPLOYMENT AGREEMENT





         This Employment Agreement (the "Agreement") is made and entered into by and between AVERY COMMUNICATIONS,  INC., a Delaware corporation (the "Company"),

and MARK NIELSEN, an individual resident of San Juan Capistrano, California (the

"Executive"), effective for all purposes as of the 1st day of December, 1998.





                                R E C I T A L S:

                                - - - - - - - -



         WHEREAS,  the Company  desires to employ the Executive as the President and Chief Executive Officer of the Company,  and the Executive desires to accept such employment, on the terms and conditions set forth in this Agreement.



         WHEREAS,  the  Executive  acknowledges  that as the President and Chief

Executive  Officer of the  Company,  he is one of the  officers  of the  Company charged with primary  responsibility  for the  implementation  of the  Company's business  plans,  and that he will have regular  access to various  confidential and/or proprietary  information relating to the Company.  Further, the Executive

acknowledges  that  the  Executive's   proprietary   covenants  to  the  Company

hereinafter  set  forth,   specifically  including,  but  not  limited  to,  the

Executive's  covenant not to compete  with any  business of the Avery  Companies

(hereinafter defined), are being made in partial consideration for the Company's compensation and severance benefit  undertakings to the Executive created by the provisions of this Agreement.





                               A G R E E M E N T:

                               - - - - - - - - -



         NOW,  THEREFORE,  in  consideration  of the  premises  and  the  mutual covenants  contained  in  this  Agreement,  and  for  other  good  and  valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the

Company and the Executive agree as follows:



         1.  EMPLOYMENT.  Subject to the terms and  conditions set forth in this

             ----------

Agreement,  the Company  agrees to employ and does hereby employ the  Executive,

and the Executive  agrees to accept such  employment and does hereby accept such employment.



         2. TERM. Subject to earlier  termination as hereinafter  provided,  the

            ----

Executive's  employment  hereunder  shall be for an initial  term (the  "Initial

Term")  commencing on the effective  date hereof and  continuing for a period of one (1)  year;  provided,  however,  that  the  term of  Executive's  employment hereunder  shall be  automatically  extended for successive one (1) year periods

(each,  a "Renewal  Term") unless either party gives the other written notice of termination at least sixty (60) days prior to the expiration of the Initial Term or the then current  Renewal  Term.  The Initial Term and the Renewal  Terms are

collectively referred to herein as the "Term."

         3.       CAPACITY AND PERFORMANCE.

                  ------------------------



                  (a) During  the Term  hereof,  the  Executive  shall  serve as

         President and Chief Executive Officer of the Company and shall have the responsibilities,  duties and authorities reasonably assigned to him by the Board of  Directors  of the Company (the  "Board").  The  Executive

         shall report directly to the Board.



                  (b) During the Term  hereof,  the  Executive  shall devote the

         Executive's  full  business  time  and the  Executive's  best  efforts,

         business  judgment,  skill  and  knowledge  to the  advancement  of the business and interests of the Company and its consolidated subsidiaries

         (collectively,  the  "Avery  Companies")  and to the  discharge  of the

         Executive's duties and responsibilities  hereunder;  provided, however,

         that the Executive shall be allowed a reasonable amount of time to meet the  Executive's  obligations to Primal  Systems,  Inc. and Wireless21,

         Inc.  However,  if the  Company at any time  identifies  a conflict  of interest with respect to either  Primal  Systems,  Inc. or  Wireless21,

         Inc.,  or both,  and any of the Avery  Companies,  the Company shall so notify the Executive and, if a mutual agreement cannot be reached, this

         Agreement  may  be  terminated  by  the  Company,  provided  that  such termination  shall be deemed to be  without  Cause.  In  addition,  the

         Company  encourages  reasonable   participation  by  the  Executive  in

         community,  industry, trade, professional,  governmental,  academic and charitable  activities  generally  considered  to be in  the  Company's and/or the public  interest,  but the  Company  shall have the right to approve or disapprove the Executive's  participation in such activities if, in the reasonable  judgment of the Company,  such participation may conflict with the Company's interests or with the Executive's duties or responsibilities or the time required for the discharge of those duties and  responsibilities.  The Executive  shall use the  Executive's  best efforts and skills to preserve the business of the Avery  Companies and the goodwill of each of their  employees  and persons  having  business relations with any of the Avery Companies.



         4.  COMPENSATION  AND  BENEFITS.   As  compensation  for  all  services

             ---------------------------

performed by the Executive under and during the Term hereof:



                  (a) Base salary.  The Company  shall pay the  Executive a base

                      -----------

         salary at the rate of not less than Two  Hundred  Thousand  and  No/100

         Dollars  ($200,000.00)  per  annum,  payable in equal  installments  in

         accordance   with  the  payroll   practices  of  the  Company  for  its

         executives, but not less frequently than monthly in arrears and subject to federal, state and other tax withholdings.



                  (b) Additional Compensation. The Executive will be entitled to

                      -----------------------

         receive an aggregate  bonus in an amount  equal to $100,000  payable as follows:  $50,000 on the date which is the six (6) month anniversary of the date of this  Agreement and $50,000 on the date which is the twelve

         (12) month anniversary of the date of this Agreement.



                  The  Executive  shall also be  entitled  to receive  each year additional bonus  compensation as may be determined by the Board in its sole discretion.

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                  (c) Other benefits.  During the Term hereof and subject to any

                      --------------

         contribution  therefor  generally  required of  executives of the Avery

         Companies,  the Company shall either  procure for the Executive  health insurance  coverage,  life insurance coverage and disability  insurance coverage in such  amounts as the Board shall  determine in its absolute discretion,  or, at the option of the Executive if the Executive elects to provide the Executive's own comparable insurance coverage, reimburse the  Executive  in an  amount  not to  exceed  $1,200.00  per month for premiums  paid by the Executive  for  providing  such health  insurance coverage,  life insurance coverage and disability  insurance  coverage;

         provided,  however, that in either event, the types and amounts of such coverage  shall be of a type and in the amounts which are comparable to the types and amounts of such coverages which are provided by the Avery

         Companies to similarly  situated  executives.  Further,  the  Executive shall  be  entitled  to  receive  such of the  Company's  other  fringe benefits as are being  provided to other  employees  of the Company who are officers of the Company.  The Company may alter,  modify, add to or

         delete  its  benefit   plans  at  any  time  as  it  determines  to  be

         appropriate, without recourse by the Executive.



                  (d) Vacations.  During the Term hereof, the Executive shall be

                      ---------

         entitled to four (4) weeks of vacation  per annum,  to be taken at such times and intervals as shall be determined by the  Executive,  with the consent  of the  Company,  which  consent  shall  not  unreasonably  be withheld.  Up to a maximum of two (2) weeks of unused  vacation  may be carried forward to the next year.



                  (e) Business Expenses.  The Company shall pay or reimburse the

                      -----------------

         Executive for all reasonable and customary expenses incurred or paid by the  Executive  in  the  performance  of  the  Executive's  duties  and

         responsibilities   hereunder  (including,   payment  of  "mileage"  for

         business use of Executive's personal automobile, in accordance with the policy of the  Avery  Companies),  subject  to  periodic  review of the amount of such expenses  from time to time by the Company,  and subject to such reasonable substantiation and documentation as may be specified by the Company from time to time.



                  (f)  Options.   Simultaneously  with  the  execution  of  this

                       -------

         Agreement,  the  Executive  and the Company  shall enter into an Option

         Agreement,  in form and substance satisfactory to the Executive and the

         Company,  providing  for the  issuance to the  Executive  of options to purchase an aggregate of 925,000 shares of the common stock,  par value

         $0.01 per share, of the Company,  on such terms and conditions as shall be contained therein.



                  (g) California Office. The Company shall provide the Executive

                      -----------------

         with a suitable office located in the Orange County  metropolitan  area and such  administrative  support as the Company in its sole discretion may deem necessary or  appropriate.  The location of such office in the

         Orange  County  metropolitan  area shall be  reasonably  geographically convenient to the  Executive's  home as of the date of this  Agreement.

         The Company's  obligation  under this Paragraph  shall be satisfied for the first three  calendar  months of the Initial Term by the  Company's paying the rent on the Executive's  existing office space for the first three calendar months of the Initial Term,  which rent shall not exceed

         $1,500 per month.

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         5.       TERMINATION.

                  ------------



                  (a) Death or Disability.  This Agreement  shall terminate upon

                      -------------------

         the death or Disability (as hereinafter defined) of the Executive.  The term  "Disability"  shall mean the  Executive  is unable to perform the

         Executive's  duties under this  Agreement on a full-time  basis for 180 consecutive days or for 180 days out of 360 consecutive days due to the

         Executive's physical or mental illness.



                  (b)  Termination  by the  Company  for Cause.  The Company may

                       ---------------------------------------

         terminate the  Executive's  employment  hereunder for Cause,  and, upon such  termination of Executive's  employment for Cause,  this Agreement shall  terminate.  The  following,  as determined by the Company in its reasonable judgment, shall constitute Cause for termination:



                           (i)  The  Executive's  gross  negligence  or  willful

                  misconduct in the  performance of the  Executive's  duties and responsibilities  to any of the Avery  Companies,  such duties and responsibilities not to be unreasonably imposed;



                           (ii)   Material   breach  by  the  Executive  of  any

                  provision of this Agreement;



                           (iii) Fraud,  embezzlement or other dishonesty by the

                  Executive with respect to any of the Avery Companies;



                           (iv)  Conviction of, or a plea of nolo contendere to,

                  a felony by the Executive; or



                           (v) The  Executive's  intentional  failure  to comply

                  with any instructions of the Board,  such  instructions not to be unreasonably imposed;



         provided,  however, in the case of subparagraphs (i), (ii) and (v), the

         Executive shall have been informed in writing of the act, or failure to act,  constituting Cause for termination,  and shall have been provided with a reasonable opportunity,  but in no event greater than sixty (60)

         days, to cure such act or failure to act. Notwithstanding the foregoing sentence,  the Executive shall be entitled to written  notification and opportunity to cure an act, or failure to act,  constituting  Cause for

         termination  no  more  than  one  time.   Subsequent  to  such  initial

         notification and cure period, the Executive shall have no right to cure any subsequent act, or failure to act, and the Company may proceed with termination  for Cause as defined herein without  further notice to the

         Executive.



                  (c) Termination by Executive With or Without Good Reason.  The

                      ----------------------------------------------------

         Executive may terminate the Executive's employment with the Company for

         "Good  Reason" or without  "Good  Reason"  at any time,  and,  upon the termination by the Executive of Executive's employment with the Company for "Good  Reason" or  without  "Good  Reason,"  this  Agreement  shall terminate. For purposes of this Agreement, "Good Reason" shall mean (i)

         any breach by the Company of any material  provision of this  Agreement or  any  failure  by
         the Company to carry out any of its material obligations hereunder, and the  failure  to cure such  breach or failure  within  sixty (60) days'

         written  notice  thereof from the  Executive;  (ii)  relocation  of the

         Executive  outside  of the Orange  County  metropolitan  area;  (iii) a reduction in the Executive's annual base salary; (iv) assignment to the

         Executive of duties  materially  inconsistent with the Executive's role as President and Chief Executive Officer of the Company; (v)the removal

         (but not the resignation)  from the Board; or (vi) the failure to elect the  Executive  to the position of Chairman of the Board of the Company within twelve (12) months following the date of this Agreement.



                  (d) Notice of Termination.  Any termination of the Executive's

                      ---------------------

         employment  under  this  Agreement,  other  than  as a  result  of  the

         Executive's death,  including,  without limitation,  any termination of

         Executive's  employment  under this Paragraph 6, other than as a result of the  Executive's  death,  or Paragraph 7, shall be communicated by a

         "Notice of  Termination"  to the other parties to this  Agreement.  For purposes  of this  Agreement,  a "Notice of  Termination"  shall mean a notice in writing given  pursuant to Paragraph 13, which shall indicate the specific  termination  provision in this Agreement  relied upon and shall  set forth in  reasonable  detail  the  facts  and  circumstances

         claimed  to  provide  a  basis  for   termination  of  the  Executive's

         employment under the provisions so indicated.



                  (e) Date of Termination.  If the Executive's  employment under

                      -------------------

         this Agreement is terminated for any reason other than a non-renewal of this Agreement  after the Term of this Agreement has expired,  the date of termination of this Agreement (the "Date of Termination") shall mean

         (i) if the Executive's employment is terminated under this Agreement as a result  of  death,  the date of the  Executive's  death;  (ii) if the

         Executive's  employment is  terminated  as a result of the  Executive's

         Disability, or if Executive's employment with the Company is terminated by the  Company  without  Cause  or  for  Cause,  the  date  Notice  of

         Termination  is  delivered  to the  Executive;  (iii) if the  Executive terminates the Executive's  employment with the Company, the earlier of ten (10) days  following the date on which a Notice of  Termination  is delivered  pursuant to Paragraph 13 or the date specified in the Notice of Termination; or (iv) if the Executive's employment is terminated for any  other  reason,  then ten (10) days  following  the date on which a

         Notice of Termination is delivered pursuant to Paragraph 13.



         6.       EFFECTS ON COMPENSATION UPON DEATH,  DISABILITY OR TERMINATION

                  --------------------------------------------------------------

                  OF EMPLOYMENT.

                  --------------



                  (a)  Death.  If the  employment  of the  Executive  terminates

                       -----

         because of the Executive's death, the Company shall pay the Executive's estate the  Executive's  base salary pursuant to Paragraph 4(a) through the date of the Executive's death.



                  (b) Disability. During any period in which the Executive fails

                      ----------

         to perform the Executive's duties under this Agreement as a result of a

         Disability,  the  Company  shall  continue  to pay  the  Executive  the

         Executive's  base salary  pursuant to Paragraph  4(a) until the Date of

         Termination.

                  (c)  Termination  for Cause or  Without  Good  Reason.  If the

                       ------------------------------------------------

         Executive  voluntarily  terminates  employment with the Company without

         Good  Reason or if the  Executive's  employment  is  terminated  by the

         Company for Cause,  the Company shall pay the Executive the Executive's base salary pursuant to Paragraph 4(a) through the Date of Termination.



                  (d) Termination for Good Reason,  without Cause or Non-Renewal

                      ----------------------------------------------------------

         Following the Initial Term. If the Executive terminates employment with

         --------------------------

         the  Company  for  Good  Reason,  if  employment  of the  Executive  is terminated  without Cause by the Company,  or if this  Agreement is not renewed by the  Company  following  the  Initial  Term  pursuant to the provisions of Paragraph 2, then,  unless  otherwise  mutually agreed by the parties,  the Executive  shall be entitled to the  continuation  of base  salary and  benefits  pursuant to  Paragraphs  4(a) and (c) for a period of twelve (12) months following the Date of Termination. If such termination  occurs  within the Initial Term,  the  Executive  shall be entitled to receive the additional  compensation  provided  pursuant to the first paragraph of Paragraph 4(b) in accordance with its terms.



                  (e)  Additional  Compensation.  Following  the  Initial  Term,

                       ------------------------

         should the employment of the Executive terminate as a result of a death or Disability,  or should the Executive  terminate  employment for Good

         Reason,  or if the  employment  of the  Executive is  terminated by the

         Company  without Cause,  in addition to the  compensation  set forth in subparagraphs  (a),  (b) or (d)  of  this  Paragraph  6,  whichever  is applicable,  the Executive (or the Executive's  estate,  if applicable)

         shall also be entitled to the  additional  compensation,  if any, under

         Paragraph  4(b),  calculated on the Partial Period Amount  (hereinafter defined)  of the year in  which  the Date of  Termination  occurs.  For purposes of this  Agreement,  the term "Partial Period Amount" shall be an amount equal to the additional  compensation  to which the Executive would have  otherwise been entitled had the employment of the Executive not terminated,  times a fraction, the numerator of which is the number of days from the first day of the year in which such termination occurs to and including the Date of Termination,  and the denominator of which is 365.



         7.       CHANGE IN CONTROL.

                  ------------------



                  (a)  Definitions.  For  purposes  of  this  Paragraph  7,  the

                       -----------

         following terms have the meanings set forth below:



                           (i)   "Change   in   Control"   shall  mean  (A)  the

                  acquisition of more than 50% of the  outstanding  voting stock of the Company by any person or group (other than stockholders of the  Company  on the  date  of  this  Agreement)  which  is accompanied  by a change in the  composition  of the Board (as constituted on the day immediately preceding such acquisition)

                  as to a  majority  of its  members  within  thirty  (30)  days

                  following  the  occurrence  of  such   acquisition  or  (B)  a

                  transaction  in which  substantially  all of the  consolidated assets of the Company are sold.

                           (ii)  "Justification"  means that, following a Change

                  in Control and without the Executive's written consent,  there has  been  (A)  any  breach  by the  Company  of any  material provision  of this  Agreement or any failure by the Company to carry out any of its material obligations  hereunder,  and the failure to cure such breach or failure within sixty (60) days'

                  written notice thereof from the Executive; (B) a relocation of the Executive outside of the Orange County  metropolitan area;

                  (C) a reduction in the Executive's  annual base salary; (D) an assignment to the Executive of duties materially  inconsistent with the  Executive's  role as President  and Chief  Executive

                  Officer  of  the  Company;   (E)  the  removal  (but  not  the

                  resignation)  of the Executive  from the Board;  or (F) if the

                  Executive  has been  elected as  Chairman  of the Board of the

                  Company,  the removal of the  Executive  from the  position of

                  Chairman of the Board of the Company.



                  (b) Termination  Following a Change in Control. If a Change in

                      ------------------------------------------

         Control  occurs prior to the Date of  Termination,  and,  within twelve

         (12)  months  after  such  Change  in  Control,   (i)  the  Executive's

         employment  is  terminated  by the  Company  without  Cause or (ii) the

         Executive terminates employment with Justification,  then the Executive shall be  entitled  to the  continuation  of base  salary and  benefits pursuant to Paragraphs  4(a) and (c) for a period of twelve (12) months from the  Date of  Termination  and to the  payment  of any  additional compensation,  in  accordance  with the terms of  Paragraph  4(b) or as shall have been  determined by the Board pursuant to Paragraph 4(b), to which the Executive is entitled pursuant to Paragraph 4(b).



         8.  NONDISCLOSURE  COVENANTS.  During the Term of this  Agreement,  the

             ------------------------

Executive will have access to and become familiar with various trade secrets and other sensitive  information  belonging to any of the Avery Companies consisting

of,  but  not  limited  to,  processes,   computer  programs,   compilations  of

information,   records,  sales  procedures,   customer   requirements,   pricing

techniques,  customer lists, technical data, know-how,  market reports, consumer investigations, methods of doing business and other confidential and proprietary information (collectively, the "Confidential Information"),  which are acquired,

developed  and used by any of the  Avery  Companies  and  regularly  used in the operation of any of their businesses.  The Executive acknowledges and agrees all

Confidential  Information  is  and  shall  remain  the  property  of  the  Avery

Companies.  Except as  hereinafter  set forth in this Paragraph 8, the Executive further  agrees he shall not use in any way or disclose any of the  Confidential

Information,  directly or  indirectly,  either during the Term of this Agreement and for a period of three (3) years  after  following  the Date of  Termination,

except as  required  in the  course of the  Executive's  employment  under  this

Agreement or to the extent such Confidential  Information is publicly known. All files, records,  documents,  information,  data, and similar items, which in any way  relate  to the  business  of any of the  Avery  Companies  and  are  either furnished to the  Executive  by the Avery  Companies,  or prepared,  compiled or otherwise  acquired by the  Executive  while the  Executive  was employed by the

Company,  shall remain the exclusive  property of the Avery  Companies and shall not be removed from the premises of the Avery Companies under any  circumstances without the prior written consent of the Board (except in the ordinary course of

business  during  the  Executive's   period  of  active  employment  under  this

Agreement), and in any event shall be promptly delivered to the Company (without the

Executive retaining any copies) upon termination of this Agreement.  The Company expressly  acknowledges  and  agrees  that the term  "Confidential  Information"

excludes  information  which is (i) in the public domain or otherwise  generally known to the trade,  or (ii)  disclosed to third parties other than by reason of the Executive's breach of the Executive's  confidentiality  obligation hereunder or (iii)  learned of by the  Executive  either prior to the  commencement  of or subsequent to the termination of the Executive's  employment  hereunder from any other party not then under an obligation of confidentiality to the Company.



         9.  NONCOMPETITION  COVENANT.  Upon the  termination of the Executive's

             ------------------------

employment  hereunder  (except  in  the  cases  of the  Executive's  terminating employment  Executive's  employment  with the  Company  for Good  Reason or with

Justification,  or the termination of Executive's employment with the Company by the Company without Cause),  the Executive shall not,  without the prior written consent of the Company, for the period ending one (1) year following the Date of

Termination,  directly or indirectly,  as a director,  officer, agent, employer,

employee, principal,  proprietor, partner, consultant or independent contractor,

or in any other individual or  representative  capacity,  (i) invest (other than investments  in  publicly-owned  companies  which  constitute not more than five percent (5%) of the outstanding securities of any such company) or engage in any business or activity that is directly competitive with any business of the Avery

Companies  as of the Date of  Termination,  or (ii)  accept  employment  with or render  services  to a direct  competitor  of any  business  of any of the Avery

Companies.



         10. COVENANT NOT TO HIRE.  For a period of one (1) year  following  the

             --------------------

Date of  Termination,  the Executive shall not, on the Executive's own behalf or on behalf of any other person,  partnership,  association,  corporation or other entity,  hire,  or solicit  for  employment,  any  employee  of any of the Avery

Companies,  or in any manner  attempt to influence or induce any employee of any of the Avery  Companies to leave the  employment of any of the Avery  Companies,

nor shall the Executive use or disclose to any person, partnership, association,

corporation  or other entity any  information  obtained while an employee of the

Company concerning the names and addresses of the Avery Companies' employees.



         11. MEMBER OF BOARD.  The Company  agrees that the  Executive  shall be

             ---------------

elected  as a member of the  Board on or before  December  15,  1998,  and shall continue in such position through and including the Date of Termination.



         12.  SEVERABILITY.  If any  provision  of this  Agreement is held to be

              ------------

illegal,  invalid or unenforceable under present or future laws effective during the Term hereof,  such  provision  shall be fully  severable and this  Agreement shall be construed  and enforced as if such  illegal,  invalid or  unenforceable provision never comprised a part of this Agreement; and the remaining provisions of this  Agreement  shall  remain  in full  force  and  effect  and shall not be affected by the illegal,  invalid or unenforceable provision or by its severance herefrom.  Furthermore,  in lieu  of  such  illegal,  invalid  or  unenforceable provision,  there  shall  be added  automatically  as part of this  Agreement  a provision  as similar  in its terms to such  illegal,  invalid or  unenforceable provision as may be possible and be legal, valid and enforceable.

         13. NOTICE.  All  notices,  demands,  requests or other  communications

             ------

which may be or are  required  to be  given,  served or sent by any party to any other party pursuant to this  Agreement  shall be in writing and shall be mailed by first-class,  registered or certified mail, return receipt requested, postage prepaid,  or transmitted by hand  delivery,  telegram or facsimile  transmission addressed as set forth on the signature  pages hereof.  Each party may designate by notice in  writing a new  address  to which any  notice,  demand,  request or communication may thereafter be so given,  served or sent. Each notice,  demand,

request or communication which is mailed, delivered or transmitted in the manner described above shall be deemed  sufficiently  given,  served, sent and received for all  purposes  at such time as it is  delivered  to the  addressee  with the return  receipt,  the  delivery  receipt,  the  affidavit  of messenger or (with respect to a facsimile  transmission)  the answer back being  deemed  conclusive evidence  of such  delivery,  or at such  time as  delivery  is  refused  by the addressee upon presentation.



         14. AMENDMENT; WAIVER. No provisions of this Agreement may be modified,

             -----------------

waived or amended unless such waiver,  modification or amendment is agreed to in writing and signed by the  Executive  and such  officers as may be  specifically designated  by the  Board,  and such  provisions  shall be  modified,  waived or amended only to the extent set forth in such writing.



         15. VALIDITY.  The invalidity or  unenforceability  of any provision of

             --------

this  Agreement  shall not effect the  validity or  enforceability  of any other provision of this Agreement, which shall remain in full force and effect.



         16.  COUNTERPARTS.  This  Agreement  may be  executed  in  one or  more

              ------------

counterparts,  each of which shall be deemed to be an original  but all of which together will constitute one and the same instrument.



         17. GENERAL CREDITOR. Nothing contained in this Agreement and no action

             ----------------

taken pursuant to the provisions of this Agreement  shall create or be construed to create a trust  relationship  between the Company  and the  Executive  or any other person,  nor shall any money or property of the Company be segregated  for the  benefit  of the  Executive  to  satisfy  the  obligations  of  the  Company hereunder.



         18. NO  ASSIGNMENT.  The right of the  Executive or any other person to

             --------------

the  payment of  amounts or other  benefits  under this  Agreement  shall not be assigned,  alienated,  hypothecated,  placed in trust, disposed of, transferred,

pledged  or  encumbered   (except  by  will  or  by  the  laws  of  descent  and

distribution),  and, to the extent  permitted  by law, no such amount or payment shall in any way be  subject to any legal  process  to  subject  the same to the payments of any claim against the Executive or any other person.



         19. INJUNCTIVE  RELIEF.  If there is a breach or threatened breach by a

             ------------------

party to this Agreement of the provisions of this Agreement,  any other party to this  Agreement  shall be entitled to seek an injunction to prevent  irreparable injury to said party.



         20. INTEGRATION. This Agreement represents the entire understanding and

             -----------

agreement  between  the  parties  with  respect  to the  subject  matter of this

Agreement,  and all other  written or oral  agreements  relating  to the subject matter hereof are hereby superseded.

         21. GOVERNING LAW. The terms and provisions of this Agreement  shall be

             -------------

construed  in  accordance  with,  and  governed  by,  the  laws of the  State of

Delaware.



         22. EXECUTIVE'S  LEGAL FEES. The Company shall reimburse the legal fees

             -----------------------

and  related  expenses   incurred  by  the  Executive  in  connection  with  the

negotiation,  preparation  and review of this  Agreement  and the related  stock options contemplated hereby in an amount not to exceed $5,000.00.



         23. SURVIVAL.  Notwithstanding the termination of this Agreement or the

             --------

Executive's termination of employment, the provisions of Paragraphs 8 through 23 shall  survive and  continue in full force and effect in  accordance  with their terms.



         IN WITNESS  WHEREOF,  the parties have  executed  this  Agreement to be effective as of the date first written above.



                              THE COMPANY:

                              -----------



                              AVERY COMMUNICATIONS, INC.

                                    a Delaware corporation





                              By:   /s/ PATRICK J.  HAYNES, III

                                    --------------------------------------------

                                    Patrick J. Haynes, III

                                    Chairman of the Board, President and Chief

                                          Executive Officer



                              190 South LaSalle Street, Suite 1710

                              Chicago, IL  60603

                              Telecopy No.: (312) 419-0172



                              EXECUTIVE:

                              ---------





                              /s/ MARK NIELSEN

                              --------------------------------------------------

                              Mark Nielsen

                              31621 Via Quixote

                              San Juan Capistrano, CA 92675

                              Telecopy No.: (949) 248-1421